SUPPLEMENT DATED MAY 1, 1997

                        VOYAGEUR TAX-EXEMPT TRUST SERIES


         After the close of business on April 30, 1997, Voyageur Fund Managers, Inc., the Sponsor of the above captioned unit investment trusts (the "Trusts"), and Voyageur Investments, Inc., the Distributor of Trust units, became indirect, wholly owned subsidiaries of Lincoln National Corporation ("LNC") as a result of LNC's acquisition of Dougherty Financial Group, Inc., the parent company of the Sponsor and the Distributor. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds, including the Delaware-Voyageur Funds. As of May 1, 1997, affiliates of DMH, including Voyageur Fund Managers, Inc., had assets under management of over $34 billion in mutual fund and institutional accounts, and served as investment adviser to more than 60 mutual fund portfolios. The principal business address for both Voyageur Fund Managers, Inc. and Voyageur Investments, Inc. is One Commerce Square, Philadelphia, PA 19103.